LETTER TO SHAREHOLDERS

We are pleased to present the summary financial information of Petroleum & Resources Corporation (the Fund) for the nine months ended September 30, 2013.

Net assets of the Fund at September 30, 2013 were $31.94 per share on 26,125,310 shares outstanding, compared with $27.84 per share at December 31, 2012 on 26,325,601 shares outstanding. On March 1, 2013, a distribution of $0.10 per share was paid, consisting of $0.02 of net investment income, $0.03 short-term capital gain, and $0.04 long-term capital gain, all realized in 2012, and $0.01 net investment income realized in 2013, all taxable in 2013. A 2013 net investment income dividend of $0.10 per share was paid June 3, 2013, and another $0.10 per share net investment income dividend was paid on September 3, 2013. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.

Net investment income for the nine months ended September 30, 2013 amounted to $8,420,706, compared with $9,026,278 for the same nine-month period in 2012. These earnings are equal to $0.32 and $0.35 per share, respectively.

Net capital gain realized on investments for the nine months ended September 30, 2013 amounted to $29,434,265, or $1.13 per share.

For the nine months ended September 30, 2013, the total return on the net asset value (with dividends and capital gains reinvested) of the Fund’s shares was 16.1%. The total return on the market price of the Fund’s shares for the period was 14.4%. These compare to a 9.5% total return for the Lipper Global Natural Resources Funds Index over the same time period.

For the twelve months ended September 30, 2013, the Fund’s total return on net asset value was 13.6% and on market price was 10.0%. The comparable figure for the Lipper Global Natural Resources Funds Index was 9.4%.

The Fund repurchased 222,358 shares of its common stock during the nine months ended September 30, 2013. The shares were repurchased at an average price of $26.52 and a weighted average discount to net asset value (NAV) of 13.5%, resulting in a $0.04 increase to NAV per share.

In July 2013, the Board of Directors named James P. Haynie as Executive Vice President of the Fund, succeeding David D. Weaver who resigned from the Fund. Mr. Haynie was most recently the Chief Investment Officer, Equities and Senior Portfolio Manager for BNP Paribas Investment Partners. He has over 27 years of experience in financial services and asset management.

Investors can find the daily NAV per share, the market price, the discount/premium to the NAV per share of the Fund, and quarterly changes in portfolio securities on our website at www.peteres.com. Also available there are a brief history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

Nancy J.F. Prue

President

October 9, 2013

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2013	2012
At September 30:
Net asset value per share	$31.94	$30.00
Market price per share	$27.06	$26.24
Shares outstanding	26,125,310	25,654,412
Total net assets	$834,456,154	$769,552,452
Unrealized appreciation on investments	$360,391,274	$314,627,571

For the nine months ended September 30:
Net investment income	$8,420,706	$9,026,278
Net realized gain	$29,434,265	$22,471,166
Shares repurchased	222,358	—
Total return (based on market price)	14.4%	8.5%
Total return (based on net asset value)	16.1%	6.2%

Key ratios:
Net investment income to average net assets (annualized)*	1.42%	1.62%
Expenses to average net assets (annualized)**	0.82%	0.65%
Portfolio turnover (annualized)	20.8%	12.0%
Net cash & short-term investments to net assets	0.9%	1.6%

*	The annualized ratios of net investment income to average net assets for the nine months ended in 2013 and 2012 were 1.53% and 1.65%, respectively, after adjusting for non-recurring pension expenses.
**	The annualized ratios of expenses to average net assets for the nine months ended in 2013 and 2012 were 0.71% and 0.62%, respectively, after adjusting for non-recurring pension expenses.

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

Year	Income Dividends Per Share	Short-Term Capital Gains Distributions Per Share	Long-Term Capital Gains Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2008	$0.38	$0.04	$2.57	$2.99	8.9%
2009	0.37	0.14	0.89	1.40	6.6
2010	0.32	0.19	0.76	1.27	5.5
2011	0.39	0.02	1.56	1.97	7.1
2012	0.42	0.01	1.17	1.60	6.4

				Average:	6.9%

*	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average month-end market price of the Fund’s Common Stock for the calendar year in years prior to 2012 and for the twelve months ended October 31 beginning in 2012, which is consistent with the calculation to determine the annual 6% minimum distribution rate commitment announced in September 2012.

PORTFOLIO REVIEW

September 30, 2013

(unaudited)

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$127,634,317	15.3%
Chevron Corp.	100,845,000	12.1
Schlumberger Ltd.	55,225,000	6.6
Occidental Petroleum Corp.	37,883,700	4.5
EOG Resources, Inc.	29,624,000	3.6
Anadarko Petroleum Corp.	27,897,000	3.3
LyondellBasell Industries N.V. (Class A)	25,264,350	3.0
Halliburton Co.	23,779,841	2.9
Dow Chemical Co.	21,024,000	2.5
Noble Energy, Inc.	20,438,050	2.5

Total	$469,615,258	56.3%

INDUSTRY WEIGHTINGS

SCHEDULE OF INVESTMENTS

September 30, 2013

(unaudited)

	Shares	Value (A)
Common Stocks — 99.1%

Energy — 79.5%
Exploration & Production — 23.6%
Anadarko Petroleum Corp.	300,000	$27,897,000
Devon Energy Corp.	79,000	4,563,040
Energen Corp.	175,000	13,368,250
EOG Resources, Inc.	175,000	29,624,000
EQT Corp.	160,000	14,195,200
Marathon Oil Corp.	396,000	13,812,480
Newfield Exploration Co. (C)	270,000	7,389,900
Noble Energy, Inc.	305,000	20,438,050
Oasis Petroleum, Inc. (C)	150,000	7,369,500
Occidental Petroleum Corp.	405,000	37,883,700
Pioneer Natural Resources Co.	75,000	14,160,000
QEP Resources, Inc. (with attached rights)	165,000	4,568,850
Southwestern Energy Co. (C)	55,000	2,000,900

		197,270,870

Integrated Oil & Gas — 32.0%
Chevron Corp. (E)	830,000	100,845,000
ConocoPhillips	275,000	19,115,250
Exxon Mobil Corp. (E)(F)	1,483,430	127,634,317
Hess Corp.	250,000	19,335,000

		266,929,567

Pipelines — 2.2%
Kinder Morgan Inc.	250,000	8,892,500
Williams Companies, Inc.	250,000	9,090,000

		17,982,500

Refiners — 4.4%
HollyFrontier Corp.	110,000	4,632,100
Marathon Petroleum Corp.	190,000	12,220,800
Phillips 66	345,275	19,963,801

		36,816,701

Services — 17.3%
Baker Hughes, Inc.	60,000	2,946,000
FMC Technologies, Inc. (C)	150,000	8,313,000
Halliburton Co.	493,870	23,779,841
Nabors Industries Ltd. (E)	319,000	5,123,140
National Oilwell Varco, Inc. (E)	200,000	15,622,000
Oil States International Inc. (C)(E)	100,000	10,346,000
Schlumberger Ltd. (E)	625,000	55,225,000
Seadrill Ltd. (B)	200,003	9,016,135
Transocean Ltd. (C)	170,000	7,565,000
Weatherford International, Ltd. (C)	400,000	6,132,000

		144,068,116

Basic Materials — 18.8%
Chemicals — 15.6%
CF Industries Holdings, Inc. (E)	84,069	17,724,267
Dow Chemical Co.	547,500	21,024,000
E.I. du Pont de Nemours and Co. (E)	125,000	7,320,000
Eastman Chemical Co.	166,000	12,931,400
FMC Corp.	100,000	7,172,000
LyondellBasell Industries N.V. (Class A)	345,000	25,264,350
Monsanto Co.	194,400	20,289,528
Praxair, Inc. (E)	150,000	18,031,500

		129,757,045

Gold & Precious Metals — 0.9%
SPDR Gold Trust (C)(E)	60,000	7,690,200

Industrial Metals — 1.9%
Freeport-McMoRan Copper & Gold Inc. (E)	487,000	16,109,960

Mining — 0.4%
Peabody Energy Corp.	202,440	3,492,090

Utilities — 0.8%
National Fuel Gas Co. (B)(E)	100,000	6,876,000

Total Common Stocks (Cost $466,994,906)		826,993,049

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2013

(unaudited)

	Principal/ Shares	Value (A)
Short-Term Investments — 1.3%
Money Market Account — 1.3%
M&T Bank, 0.15%	$10,793,262	$10,793,261

Money Market Funds — 0.0%
Fidelity Institutional Money Market - Money Market Portfolio (Institutional Class), 0.08% (D)	100,000	100,000
RBC U.S. Government Money Market (Institutional Class I), 0.01% (D)	10,000	10,000
Vanguard Federal Money Market, 0.01% (D)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.04% (D)	10,000	10,000

		130,000

Total Short-Term Investments (Cost $10,923,261)		10,923,261

Securities Lending Collateral — 1.5%
(Cost $12,208,344)
Money Market Funds — 1.5%
Invesco Short-Term Investment Trust - Liquid Assets Portfolio (Institutional Class), 0.07% (D)	12,208,344	12,208,344

Total Investments — 101.9% (Cost $490,126,511)		850,124,654
Cash, receivables, prepaid expenses and other assets, less liabilities — (1.9)%		(15,668,500)

Net Assets — 100.0%		$834,456,154

Notes:

(A)	Common Stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $54,432,850.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $34,350,000.

This report is transmitted to the shareholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

OTHER INFORMATION

DIVIDEND PAYMENT SCHEDULE

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.peteres.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2013 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.peteres.com under the headings “About Petroleum & Resources” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

OTHER INFORMATION (CONTINUED)

ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO

PRIVACY POLICY

In order to conduct its business, the Fund, through its transfer agent, American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900        (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

PETROLEUM & RESOURCES CORPORATION

Board Of Directors

Enrique R. Arzac [1,3],5	Roger W. Gale [2,4]
Phyllis O. Bonanno [1,3,5]	Kathleen T. McGahran [1,2,3,5,6]
Kenneth J. Dale [2,4]	Craig R. Smith [2,3]
Frederic A. Escherich [1,4,5]	Mark E. Stoeckle [1]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee
6.	Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
Nancy J.F. Prue, CFA	President
James P. Haynie, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Michael A. Kijesky, CFA	Vice President — Research
Christine M. Sloan, CPA	Assistant Treasurer

Stock Data

Market Price (9/30/13)	$27.06
Net Asset Value (9/30/13)	$31.94
Discount:	15.3%

New York Stock Exchange ticker symbol: PEO

NASDAQ Quotation Symbol for NAV: XPEOX

Distributions in 2013

From Investment Income	$0.23
From Net Realized Gains	0.07

Total	$0.30

2013 Dividend Payment Dates

March 1, 2013

June 3, 2013

September 3, 2013

December 27, 2013*

*Anticipated